                                                                   EXHIBIT 10.9

                              LOAN SALE AGREEMENT


     THIS LOAN SALE AGREEMENT ("Agreement") is entered into this 25th day of November, 1997 (the "Effective Date"), by and between NEW SOUTH FEDERAL SAVINGS BANK ("PURCHASER") and COLLATERAL INVESTMENT CORP., a Delaware Corporation ("SELLER").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, PURCHASER, having conducted its own review of certain loans now wishes to purchase the Loans from Seller;

     WHEREAS, SELLER wishes to sell certain Loans to Purchase; and

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, SELLER and PURCHASER agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings indicated:

     1.1  Advances shall mean any and all payments made by SELLER for taxes,
          --------
insurance and other items in connection with any of the Mortgaged Property.

     1.2  Assignment of Leases, Rents and Profits means, with respect to any
          ---------------------------------------
Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, (and whether a separate agreement or part of the Mortgage) assigning to the Mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     1.3  Bill of Sale and Assignment means the document to be delivered to
          ---------------------------
PURCHASER on the Closing Date in the form attached hereto as Exhibit "A".

     1.4  Business Day means any day on which PURCHASER is open for business
          ------------
other than a Saturday, a Sunday or a federal holiday.

     1.5  Claim means any claim, demand or legal proceeding.
          -----

     1.6  Closing means the delivery of the closing Documents, the sale of the
          -------
Loans and the payment of the Purchase Price .

     1.7  Closing Date means November 25, 1997, or such other date as PURCHASER
          ------------
and SELLER mutually agree upon.

     1.8  Closing Documents means all documents that under the terms of this
          -----------------
Agreement are required to be delivered by SELLER or PURCHASER at the Closing.

     1.9  Collateral File means, with respect to a Loan, any of the following
          ---------------
documents which are in the possession of SELLER:

          (i) the original or a signed copy of the Note, endorsed by SELLER, without recourse, representation or warranty, express or implied, in blank or to the order of PURCHASER, in substantially the same form as that attached hereto as Exhibit "B"; provided, however, if the original Note has been lost, a Lost Note Affidavit with respect to the Note in the form attached hereto as Exhibit "C" will be provided by SELLER to PURCHASER.

          (ii) the original Mortgage or a copy of the Mortgage, and any intervening assignments thereof, in each case with evidence or recording indicated thereon;

          (iii) originals or copies of any related Assignments of Leases, Rents and Profits and security agreements, and intervening assignments of each such document or instrument, and any related UCC Financing Statement;

          (iv) an original Bill of Sale and Assignment, executed by SELLER to the order of PURCHASER of the Loan in substantially the same form as that attached hereto as Exhibit "A";

          (v) originals or signed copies of any assumption, modification, extension and substitution agreements in those instances where the terms or provisions of the Mortgage or Note have been modified or the Mortgage or Note has been assumed; and

          (vi) to the extent that they exist, the originals or certificates of a lender's title insurance policy issued as of the date of the origination of the Note.

     1.10 Credit File means with respect to each Loan sold pursuant to this
          -----------
Agreement, any documents, other than the Collateral File.

     1.11 Loan means an obligation evidenced by a Note and includes all right,
          ----
title and interest of SELLER in and to a Loan listed on the Loan Schedule attached as Exhibit D. The term "Loan Interest", and therefore, the sale of the Loans pursuant to this Agreement, shall exclude any and all retained Claims.

     1.12 Loan Documents shall mean all documents delivered in connection with
          --------------
and evidencing the Loan, as amended from time to time, including the Mortgage.

     1.13 Loan File shall be a collective reference to the Credit File and the
          ---------
Collateral File for a Loan.

     1.14 Loan Schedule means the document to be delivered to PURCHASER as an
          -------------
exhibit to the Bill of Sale and Assignment on the Closing Date in the form attached hereto as Exhibit "D".

     1.15 Mortgage means, with respect to a Loan, the mortgages, deeds of trust
          --------
or other instruments (including, without limitation, any related Assignment of Leases, Rents and Profits, security agreements and related financing statements included in the Collateral File) purporting to create a continuing mortgage lien and, in some cases, a continuing security interest on real or personal property securing the Note, as from time to time amended, modified, renewed or extended.

     1.16 Mortgaged Property means the property securing a Note.
          ------------------

     1.17 Mortgagee means, with respect to a Mortgage as of any date of
          ---------
determination, the holder of the related Note as of such date.

     1.18 Mortgagor means the current obligor on a Note.
          ---------

     1.19 Note means the original or a copy of an executed note evidencing the
          ----
indebtedness of Mortgagor under a Loan, together with any rider, addendum, extension, renewal or amendment thereof.

     1.20 Principal Balance means the unpaid principal balance of a Loan as
          -----------------
stated on the books and records of SELLER as of the Closing Date, as set forth on the Loan Schedule.

     1.21 UCC Financing Statement means a financing statement executed and filed
          -----------------------
pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.


                                  ARTICLE II
                                  ----------

                        PURCHASE AND SALE OF THE LOANS

     SELLER agrees to sell, and PURCHASER agrees to purchase, the Loans listed on Exhibit D pursuant to and subject to the terms of this Agreement.

                                  ARTICLE III
                                  -----------

                       CLOSING AND DELIVERY OF THE LOAN

     3.1  Payment of Purchase Price.
          --------------------------

          (a) Payment for the Loans shall be made on the Closing Date no later than 3:00 p.m. (C.S.T.). PURCHASER shall pay, in immediately available funds, to SELLER or its designees, by cashiers check or wire transfer to the account specified by SELLER, the Loan Purchase Price equal to $996,972.90.

          (b) All payments by Mortgagor of principal or interest, including prepayments of principal not yet due, and reimbursement of Advances in connection with the Loans received by SELLER and credited to the Loans on the books and records of SELLER prior to the Closing Date shall be the property of SELLER. All other payments made on such Loan Interests by Mortgagor shall be the property of PURCHASER, and SELLER shall take all actions necessary to transfer, endorse and deliver to PURCHASER any such other payments received by SELLER prior to, on or after the Closing Date; provided, however, those payments
                                               --------  -------
which are received by SELLER and credited on the books and records of SELLER prior to the Closing Date and which constitute full and complete payment of the Loans and any amounts due, collected or to be collected by SELLER in connection therewith shall remain the property of SELLER and SELLER shall be entitled to retain same.

          (c) Simultaneous with the transfer of funds representing the Loan Purchase Price, SELLER shall transfer to PURCHASER any funds held in escrow for taxes and insurance in connection with the Mortgaged Property, less an amount equal to SELLER's portion of all unreimbursed Advances, if any, made by SELLER.

     3.2  Conveyance of the Loans; Bill of Sale.
          -------------------------------------

          (a) On the Closing Date, against payment of the Loan Purchase Price, SELLER shall absolutely sell, transfer, assign, set-over and convey to PURCHASER, without recourse and without representation or warranty, express or implied (except to the extent of the specific representations and warranties of SELLER set forth herein) its right, title and interest in and to the Loans.

          (b) On the Closing Date, upon SELLER's receipt of the Loan Purchase Price, SELLER shall deliver to PURCHASER a Bill of Sale and Assignment, in the form of Exhibit "A" hereto, executed by an authorized representative of SELLER, which Bill of Sale and Assignment shall evidence the conveyance described in the preceding paragraph.

          (c) PURCHASER shall be solely responsible for recording the assignment of the Mortgage to PURCHASER from SELLER and obtaining any necessary title or insurance endorsements as its own expense. PURCHASER shall also be solely responsible for recording all intervening assignments, if any, at its own expense.

     3.3  Delivery of the Loan Files.  SELLER shall deliver the Loan Files to
          --------------------------
PURCHASER on the Closing Date at the location designated by SELLER. Conveyance of the Loan Files to PURCHASER shall be deemed to occur at such time as SELLER has received payment of the Loan Purchase Price. From and after such conveyance of the Loan Files to PURCHASER, SELLER shall have no responsibility therefor, and risk of loss or damage with respect to such Loan Files shall inure to PURCHASER. Any expenses incurred with respect to the delivery of the Loan Files to PURCHASER shall be borne by PURCHASER.

     3.4  Pending Legal Proceedings.  In the event a Loan is, as of the Closing
          -------------------------
Date, subject of litigation, bankruptcy or foreclosure, PURCHASER agrees that it shall, to the extent applicable, at its own cost, within thirty (30) days after the Closing Date, (i) notify the Clerk of the Court, any foreclosing trustee and all counsel of record in each proceeding of the transfer of such Loan from SELLER to PURCHASER, (ii) file pleadings to relieve SELLER's counsel of record from further responsibility in such litigation (unless said counsel has agreed, with SELLER's written consent, to represent PURCHASER in such proceedings at PURCHASER's expense), and (iii) remove SELLER as a party in such action and substitute PURCHASER as the real party-in-interest, and change the caption thereof accordingly.

     3.5  Collection/Contingent Fees.  To the extent that a Loan transferred
          --------------------------
and sold hereunder is subject to any pending collection and/or contingent fee agreement by which any entity or person is entitled to payment based on the amount of judgment obtained and/or collected, then the transfer of such Loan shall be made subject to the rights of any such entity or person and PURCHASER does hereby agree to assume, and shall be deemed to have assumed, the collection and/or contingent fee agreement and shall be bound by the terms thereof to the same extent as if PURCHASER had independently contracted for such services.


                                  ARTICLE IV
                                  ----------

                   REPRESENTATIONS AND WARRANTIES OF SELLER

     4.1  General Representations and Warranties of SELLER. SELLER hereby
          ------------------------------------------------
represents and warrants that:

          (a) SELLER has taken all necessary action to authorize its execution, delivery and performance of this Agreement and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to the authority to sell, assign and transfer the Loans in accordance with this Agreement, and assuming due authorization, execution and delivery by the other party hereto, this Agreement and all the obligations of SELLER hereunder are the legal, valid and binding obligations of SELLER, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally;

          (b) The execution and delivery of this Agreement and the performance of its obligations hereunder by SELLER will not conflict with any provisions of any law or regulation to which SELLER is subject or conflicts with or result in a breach of or constitutes a default under any of the terms, conditions or provisions of any agreement or instrument to which SELLER is a party or by which it is bound or any order or decree applicable to SELLER or result in the creation or imposition of any lien on any of its assets or property which would materially and adversely affect the ability of SELLER to carry out the terms of this Agreement; and SELLER has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by SELLER of this Agreement; and

          (c) There is no action, suit or proceeding pending against SELLER in any court or by or before any other governmental agency or instrumentality which would materially affect the ability of SELLER to carry out the transactions contemplated by this Agreement.

     4.2  SELLER's Representations and Warranties as to the Loans.  SELLER
          -------------------------------------------------------
represents and warrants that, as to the Loans sold hereunder, as of the Closing Date that except as may be disclosed in or discoverable from the Loan Files SELLER has full right and authority to sell and assign the Loans.

     4.3  Limitations on SELLER's Warranties.  Except as specifically set forth
          ----------------------------------
herein, PURCHASER acknowledges and agrees that SELLER has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) marketability, value, the nature, quality or condition of the mortgaged property or the Loans including, without limitation, the notes, the mortgages, and the other documentation contained in the Loan Files (b) the income to be derived from the Loans or the Mortgaged Property, (c) the suitability of the Mortgaged Property or the Loans and the documentation therefore for any and all activities and uses which PURCHASER may intend, (d) the validity, priority or perfection of the Mortgages, (e) the state of title, priority of liens, zoning, tax consequences, physical condition, utility capacity or commitment for utility capacity, operating history or projections, valuations, governmental approvals or governmental regulations, compliance with specifications, location, use, quality, description, durability, or as to the quality of material or workmanship with respect to or pertaining in any manner to the Mortgaged Property and all structures and improvements located on the Mortgaged Property, (f) the compliance by holder or any predecessor to holder with any and all applicable federal, state or local laws and all rules, regulations or ordinances promulgated pursuant thereto, pertaining to or in any manner related to the loans or the Mortgaged Property and all structures and improvements located on the Mortgaged Property, (g) the compliance of the Loans with any state or federal usury laws and regulations applicable thereto, (h) the accuracy or completeness of any information, date, statements, amounts or sources of information contained in the Loan Files, the notes or other loan documents, or
(i) any other matter with respect to the Loans or the Mortgaged Property, and specifically, that SELLER has not made, does not make and specifically disclaims any representation regarding environmental matters relating to the Mortgaged Property, interest rate adjustments, or delinquency and payment histories. PURCHASER further acknowledges and agrees that any information provided or to be provided with respect to the Loans and the Mortgaged Property was obtained from a variety of sources and that SELLER has not made any independent investigation or verification of such information and makes no representations or warranties as to the accuracy or completeness of such information.

     Without limiting the foregoing, SELLER does not make nor has it made any representation or warranty regarding the presence or absence of any hazardous substances (as hereinafter defined), on, under or about the Mortgaged Property or the compliance or non-compliance of the Mortgaged Property with the comprehensive environmental response, compensation and liability act, the superfund amendment and reauthorization act, the resource conservation recovery act, the federal water pollution control act, the federal environmental pesticides act, the clear water act, the clean air act, any environmental law, statute or regulation of the State of Texas, any so called federal, state or local "superfund" or "superlien" statute, or any other statutes, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including strict liability) or standards of conduct concerning any hazardous substances (collectively, the "hazardous substances laws"). For purposes of this Agreement, the term "hazardous substances" shall mean and include those elements or compounds which are contained on the list of hazardous substances adopted by the united states environmental protection agency and the list of toxic pollutants designated by congress or the environmental protection agency or under any hazardous substance laws.

     4.4  Notice of Breach of SELLER's Representations and Warranties. Upon
          -----------------------------------------------------------
discovery by PURCHASER of a material breach of any of the representations or warranties set forth herein, which adversely affects the value of a Loan, PURCHASER shall give prompt written notice of such breach to SELLER.

     4.5  Remedies for SELLER's Breach after Closing.
          ------------------------------------------

          (a) In the event that after Closing, SELLER receives notice of, a material breach of a representation or warranty made pursuant to this Agreement and such breach materially and adversely affects the value of a Loan owned by PURCHASER, SELLER, within 60 days of its receipt of such notice shall, at its election, either (i) cure such breach in all material respects, or (ii) repurchase the Loan.

          (b) If SELLER elects or is required to repurchase the Loan, SELLER shall repurchase such Loan at a repurchase price to be determined by the parties hereto. In connection with any repurchase of a Loan Interest hereunder, and as a condition to the payment by SELLER of the repurchase price, PURCHASER shall tender to SELLER all portions of the Loan File with respect to the Loan previously delivered to PURCHASER, and each document that constitutes a part of the Loan File which was endorsed or assigned to PURCHASER shall be endorsed and assigned to SELLER.

     4.6  Sole Remedies.  The provisions set forth in this Agreement are
          -------------
PURCHASER's only remedies for breaches of the representations and warranties of SELLER made pursuant to this Agreement. Following the discovery by SELLER or the receipt by SELLER of notice of a breach and, as applicable, the cure of the breach, or the repurchase of the Loan that is the subject of such notice, as provided for herein, no claim shall be brought by PURCHASER against SELLER, its agents, legal representatives, employees, contractors, officers, directors, attorneys, successors and assigns on the basis of a breach of any of the representations or warranties made by SELLER.


                                   ARTICLE V
                                   ---------

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

     PURCHASER hereby represents, warrants and covenants, as of the date hereof and as of the Closing date that:

          (a) Independent Evaluation.  PURCHASER is a sophisticated investor,
              ----------------------
has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated by this Agreement, and its decision to purchase the Loans are based upon PURCHASER's own independent evaluation of information deemed relevant to PURCHASER, and of information made available by SELLER or SELLER's personnel, agents, representatives or independent contractors, and PURCHASER's independent evaluation and review of the Loans, Loan Files, Mortgages, Mortgaged Property and related information which PURCHASER acknowledges and agrees were made available to it and which it was given the opportunity to inspect to its complete satisfaction. PURCHASER has relied solely on its own investigation and it has not relied upon any oral or written information provided by SELLER or its personnel, agents, representatives or independent contractors and acknowledges that no employee, agent, representative or independent contractor of SELLER has been authorized to make, and that PURCHASER has not relied upon, any statements other than those specifically contained in this Agreement. PURCHASER agrees and represents that the information made available to it is adequate and sufficient basis on which to determine whether to purchase the Loan Interest. PURCHASER has made such independent investigations as it deems to be warranted into the nature, validity, enforceability, collectability, and value of the Loan Interests, and all other facts it deems material to its purchase and is entering into this transaction solely on the basis of that investigation and Purchaser's own judgment.

          (c) Authorization.  PURCHASER is duly and legally authorized to enter
              -------------
into this Agreement and has complied with all laws, rules, regulations, charter provisions and by-laws to which it may be subject and that the undersigned representative is authorized to act on behalf of and bind PURCHASER to the terms of this Agreement.

          (d) Binding Obligations.  Assuming due authorization, execution and
              -------------------
delivery by each party hereto, this Agreement and all obligations of PURCHASER, are enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor's rights generally.

          (e) No Breach or Default.  The execution and delivery of this
              --------------------
Agreement and the performance of its obligations hereunder by PURCHASER will not conflict with any provision of any law or regulation to which PURCHASER is subject or conflict with, or result in a breach of, or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which PURCHASER is a party or by which it is bound or any order or decree applicable to PURCHASER.

          (g) LOANS SOLD AS IS.  PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER
              ----------------
HAS NOT AND DOES NOT REPRESENT, WARRANT OR COVENANT THE NATURE, ACCURACY, COMPLETENESS, ENFORCEABILITY OR VALIDITY OF ANY OF THE LOAN DOCUMENTS. ALL DOCUMENTATION, INFORMATION, ANALYSIS AND/OR CORRESPONDENCE, IF ANY, WHICH IS OR MAY BE SOLD, TRANSFERRED, ASSIGNED AND CONVEYED TO PURCHASER WITH RESPECT TO THE LOANS IS SOLD, TRANSFERRED, ASSIGNED AND CONVEYED TO PURCHASER ON AN "AS IS, WHERE IS" BASIS.

          (h) Economic Risk.  The transactions contemplated by this Agreement do
              -------------
not involve, nor are they intended in any way to constitute, the sale of a "security" or "securities" within the meaning of any applicable securities laws, and none of the representations, warranties or agreements of PURCHASER shall create any inference that the transactions involve any "security" or "securities".

          (i) Status of PURCHASER.  PURCHASER represents, warrants and certifies
              -------------------
to SELLER that it is (i) a financial institution, (ii) an institutional PURCHASER including a sophisticated PURCHASER that is in the business of buying or originating loans or interests in loan of the type being purchased or that otherwise deals in such loans or interests in loans in the ordinary course of PURCHASER's business, or (iii) an entity that is defined as an accredited investor under the federal securities laws.

          (j) Insured Loan.  If a Loan or Mortgage transferred pursuant to this
              ------------
Agreement is insured or guaranteed by any insurer or guarantor, including, without limitations, the United States Department of Housing and Urban Development or any other department or agency of any governmental unit, federal, state or local, or private mortgage insurer, and such insurance or guaranty is not being specifically terminated by SELLER, PURCHASER represents that PURCHASER has been approved by such agency, insurer or guarantor and is an approved lender or mortgagee, as appropriate, if such approval is required. PURCHASER agrees to assume all of SELLER's obligations, if any, under the contract of insurance with respect to the period after the Closing Date. PURCHASER and SELLER agree to cooperate as necessary to complete forms required by the insuring party to effect or complete the transfer to PURCHASER.

          (r) Brokerage Fees.  In the event PURCHASER has dealt with a broker in
              --------------
connection with the purchase of the Loans, PURCHASER hereby agrees to indemnify and hold SELLER harmless from all claims, actions, damages, costs and expenses, and all liability whatsoever, including reasonable attorneys' fees, which may arise from any claim by or through PURCHASER for any brokerage fees, commissions or finder's fees in connection with the Loans..


                                   ARTICLE VI
                                  -----------

             ENVIRONMENTAL RISKS AND OTHER COLLATERAL ASSESSMENTS

          PURCHASER expressly understands, acknowledges and agrees that there may be violations of environmental laws (as defined below) or other environmental issues and/or risks with respect to the Mortgaged Property (together with all buildings, structures and improvements situated thereon that may or may not be visible or apparent and which may or may not be above or below the surface thereof) described in the Mortgage or otherwise securing the payment of the Loan Interests. A copy of a written report may or may not have been included in the Loan Files evidencing the results of an environmental assessment performed on SELLER's behalf or on behalf of a prior owner of a Loan, or Mortgaged Property for the purpose of assessing the environmental issues concerning the Mortgaged Property ("Environmental Assessment Report"). PURCHASER
                                    -------------------------------
understands and acknowledges that: (i) any Environmental Assessment Report that may be in the Loan Files or is otherwise provided or made available by SELLER, or by its employees, agents, contractors and representatives, is being provided expressly without (and with an express disclaimer of any) representations or warranties as to the qualifications or expertise of the author thereof, or the completeness or accuracy of the facts, presumptions and conclusions contained therein, and PURCHASER shall not rely on same in evaluating or closing the transaction contemplated hereby, and (ii) PURCHASER assumes the risk that any Environmental Assessment Report that may have existed but which was not provided by SELLER, or its employees, agents, contractors and representatives to PURCHASER, may have had a direct or indirect affect upon the actual and/or PURCHASER's perceived valuation, risks or the assessment thereof and/or hazards associated with or related to the Mortgaged Property. "Environmental Laws"
                                                       ------------------
includes the Resource Conservation and Recovery Act (42 U.S.C. 6901, et. seq.),
                                                                     --------
the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)(S) 7401 et. seq.), the Emergency Planning and Community Right to
                       --------
Know Act (42

U.S.C. (S)(S) 1101 et. seq.), the Clean Air Act (42 U.S.C. (S)(S) 7401 et.
                   --------                                            ---
seq.), the Clean Water Act (33 U.S.C. (S)(S) 1251 et. seq.), the Toxic
                                                  --------
Substances Control Act (15 U.S.C. (S)(S) 2601  et. seq.), the Hazardous
                                               --------
Materials Transportation Act (49 U.S.C. (S)(S) 180  et. seq.), the Occupational
                                                    --------
Safety and Health Act (29 U.S.C. (S)(S) 651  et. seq.), the Federal Insecticide,
                                             --------
Fungicide and Rodenticide Act (7 U.S.C. (S)(S) 136  et. seq.), and the Safe
                                                    --------
Drinking Water Act (42 U.S.C. (S)(S) 3001  et. seq.), as any of the same may be
                                           --------
amended from time to time, and all regulations, orders, rules, procedures, guidelines and the like promulgated pursuant thereto, and any other state or local laws, regulations, orders, rules, procedures, guidelines and the like dealing with environmental matters., regardless of whether such laws and/or regulations are in existence at the time this Agreement is executed.

                                  ARTICLE VII
                                  -----------

                               FILES AND RECORDS

          7.1  Conformity to Law.  PURCHASER agrees to abide by all applicable
               -----------------
state and federal laws rules and regulations regarding the handling and maintenance of all documents and records relating to the Loans purchased hereunder including, but not limited to, the length of time such documents and records are to be retained.

                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS

          8.1  Notices.  Unless otherwise provided for herein, all notices and
               -------
other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally or by facsimile or (c) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice):

          If to SELLER:     Collateral Investment Corp.
                            1812 University Blvd.
                            Tuscaloosa, Alabama 35401

                            Attention: David W. Whitehurst

          If to PURCHASER:  New South Federal Savings Bank
                            1900 Crestwood Boulevard
                            Birmingham, Alabama 35210

                            Attention: Robert M. Couch

          8.2  Subsequent Documentation.  PURCHASER further agrees,
               ------------------------
acknowledges, confirms and understands that in the event that PURCHASER requests SELLER to execute and deliver assignments or other documents in addition to those assignments or other documents initially prepared and provided by SELLER as one of the Closing Documents, PURCHASER shall furnish SELLER with copies of the proposed additional assignments or other documents for review, analysis, approval or amendment by SELLER in its sole discretion. The responsibility for all costs, fees and expenses of preparing, executing and delivering any such additional assignments or such other documents as well as SELLER's attorneys' fees in connection with a review of such additional assignments or other documents shall be the sole responsibility of PURCHASER. PURCHASER shall also be responsible for and shall pay the costs, fees, taxes and expenses of the filing and recording of the originals of such additional assignments or other documentation.

          8.3  Notice of Claims or Litigation.  PURCHASER shall promptly notify
               ------------------------------
SELLER of any claim, threatened claim, or litigation filed by a Mortgagor (or by any other obligor of all or any portion of a Loan, or any other party) against SELLER which arises from or relates to any of the Loans purchased hereunder.

          8.4  Severability.  Each part of this Agreement is intended to be
               ------------
severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

          8.5  Rights Cumulative; Waivers.  The rights of each of the parties
               --------------------------
under this Agreement are cumulative and may be exercised as often as such party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

          8.6  Assignment.  This Agreement and the terms, covenants, conditions,
               ----------
provisions, obligations, undertakings, rights and benefits hereof, including the Addenda, Exhibits and Schedules hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns. PURCHASER shall have the right, at any time after the Closing, to assign its rights under this Agreement.

          8.7  Construction.  Unless the context otherwise requires, singular
               ------------
nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

          8.8  Headings.  The headings of the Articles and Sections contained in
               --------
this Agreement are inserted for convenience only and shall not affect he meaning or interpretation of this Agreement or any provision hereof.

          8.9  Prior Understandings.  This Agreement supersedes any and all
               --------------------
prior discussions and agreements between SELLER and PURCHASER with respect to the purchase of the Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

          8.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart.

          8.12  Survival.  Each and every covenant hereinabove made by PURCHASER
                --------
or SELLER shall survive the Closing.

          8.13  Governing Law.  This agreement shall be construed, and the
                -------------
rights and obligations of seller and purchaser hereunder determined, in accordance with federal statutory or common law ("federal law"). Insofar as there may be no applicable rule or precedent under federal law and insofar as to do so would not frustrate the purposes of the financial institutions reform, recovery and enforcement act of 1989 or any provision of this agreement, the local law of the State of Texas shall be deemed reflective of federal law. The parties agree that any legal actions between purchaser and seller regarding the purchase of the loan interests hereunder shall be originated in the united states district court in and for the State of Texas, northern district, Dallas division, subject to any rights of removal seller may have, and purchaser hereby consents to the jurisdiction of said court in connection with any action or proceeding initiated concerning this agreement.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                 PURCHASER:

                                 By:
                                    ------------------------------------

                                 Title:
                                       ---------------------------------

                                 Date:
                                      ----------------------------------


                                 SELLER:

                                 By:
                                    ------------------------------------

                                 Title:
                                       ---------------------------------

                                 Date:
                                      ----------------------------------

                                   EXHIBIT A
                                   ---------

                      FORM OF BILL OF SALE AND ASSIGNMENT


     COLLATERAL INVESTMENT CORP. ("SELLER") hereby absolutely sells, transfers, assigns, sets-over and conveys to NEW SOUTH FEDERAL SAVINGS BANK ("PURCHASER"):

          (a) all of SELLER's right, title and interest in and to the Loans hereafter described in Exhibit "D" (the "Loan Interests").

          (b) all principal, interest or other proceeds of any kind with respect to the Loan Interests (including but not limited to proceeds derived from the conversion, voluntary or involuntary, of the Loan Interests into cash or other liquidated property, including, without limitation, insurance proceeds and condemnation awards), but excluding payment and reimbursements for advances received on or before the effective date hereof, being the date last below shown.

     Capitalized terms not defined herein shall have the meaning given the same in the Agreement.

     EXCEPT AS SPECIFICALLY SET FORTH IN THE AGREEMENT PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) MARKETABILITY, VALUE, THE NATURE, QUALITY OR CONDITION OF THE MORTGAGED PROPERTY, A LOAN, OR A LOAN INTEREST, INCLUDING, WITHOUT LIMITATION, A NOTE, A MORTGAGE, AND THE OTHER DOCUMENTATION CONTAINED IN A LOAN FILE (B) THE INCOME TO BE DERIVED FROM A LOAN, A LOAN INTEREST OR THE MORTGAGED PROPERTY, (C) THE SUITABILITY OF THE MORTGAGED PROPERTY OR A LOAN OR A LOAN INTEREST AND THE DOCUMENTATION THEREFOR FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY INTEND, (D) THE VALIDITY, PRIORITY OR PERFECTION OF A MORTGAGED, (E) THE STATE OF TITLE, PRIORITY OF LIENS, ZONING, TAX CONSEQUENCES, PHYSICAL CONDITION, UTILITY CAPACITY OR COMMITMENT FOR UTILITY CAPACITY, OPERATING HISTORY OR PROJECTIONS, VALUATIONS, GOVERNMENTAL APPROVALS OR GOVERNMENTAL REGULATIONS, COMPLIANCE WITH SPECIFICATIONS, LOCATION, USE, QUALITY, DESCRIPTION, DURABILITY, OR AS TO THE QUALITY OF MATERIAL OR WORKMANSHIP WITH RESPECT TO OR PERTAINING IN ANY MANNER TO THE MORTGAGED PROPERTY AND ALL

STRUCTURES AND IMPROVEMENTS LOCATED ON THE MORTGAGED PROPERTY, (F) THE COMPLIANCE BY HOLDER OR ANY PREDECESSOR TO HOLDER WITH ANY AND ALL APPLICABLE FEDERAL, STATE OR LOCAL LAWS AND ALL RULES, REGULATIONS OR ORDINANCES PROMULGATED PURSUANT THERETO, PERTAINING TO OR IN ANY MANNER RELATED TO A LOAN, A LOAN INTEREST OR THE MORTGAGED PROPERTY AND ALL STRUCTURES AND IMPROVEMENTS LOCATED ON THE MORTGAGED PROPERTY, (G) THE COMPLIANCE OF A LOAN, A LOAN INTEREST AND THE DOCUMENTATION THEREFOR WITH ANY STATE OR FEDERAL USURY LAWS AND REGULATIONS APPLICABLE THERETO, (H) THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATE, STATEMENTS, AMOUNTS OR SOURCES OF INFORMATION CONTAINED IN A LOAN FILE, IN A NOTE OR OTHER LOAN DOCUMENTS, OR (1) ANY OTHER MATTER WITH RESPECT TO A LOAN INTEREST OR A LOAN OR THE MORTGAGED PROPERTY, AND SPECIFICALLY, THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATION REGARDING ENVIRONMENTAL MATTERS RELATING TO THE MORTGAGED PROPERTY, INTEREST RATE ADJUSTMENTS, OR DELINQUENCY AND PAYMENT HISTORIES. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT WITH RESPECT TO EACH LOAN INTEREST TO BE SOLD HEREUNDER, PURCHASER HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT A, A LOAN, THE LOAN FILE, AND THE MORTGAGED PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION THEREOF. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO A LOAN INTEREST, A LOAN AND THE MORTGAGED PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT CERTAIN INTERNAL MEMORANDA, INTERNAL DOCUMENTATION AND INTERNAL CORRESPONDENCE OF SELLER, ITS INDEPENDENT CONTRACTORS AND/OR ITS LOAN SERVICING AND MANAGEMENT AGENTS, AND MEMORANDA, DOCUMENTATION AND CORRESPONDENCE BETWEEN SELLER, AND ITS INDEPENDENT CONTRACTORS, AND/OR ITS LOAN SERVICING AND MANAGEMENT AGENTS HAVE BEEN REMOVED FROM THE LOAN FILES WHICH SELLER, IN ITS SOLE AND ABSOLUTE DISCRETION, DEEMED NECESSARY OR ADVISABLE. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT SUCH MEMORANDA AND CORRESPONDENCE WHICH SELLER REMOVED FROM THE LOAN FILES, IF DISCLOSED TO PURCHASER, COULD HAVE AN IMPACT UPON AND AFFECT, AMONG OTHER THINGS, THE DECISION OF PURCHASER TO PURCHASE THE LOAN INTERESTS, ON THE ACTUAL OR PERCEIVED VALUE OF THE LOAN INTERESTS, AND THE ULTIMATE RECOVERY ON THE LOAN INTERESTS. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THE SALE OF THE LOAN INTERESTS AS PROVIDED FOR

HEREIN IS MADE WITHOUT WARRANTY ON AN "AS IS", "WHERE IS" CONDITION AND BASIS, "WITH ALL FAULTS".

          THIS BILL OF SALE AND ASSIGNMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF SELLER AND PURCHASER HEREUNDER DETERMINED, IN ACCORDANCE WITH FEDERAL STATUTORY OR COMMON LAW ("FEDERAL LAW"). INSOFAR AS THERE MAY BE NO APPLICABLE RULE OR PRECEDENT UNDER FEDERAL LAW AND INSOFAR AS TO DO SO WOULD NOT FRUSTRATE THE PURPOSES OF THE FINANCIAL INSTITUTIONS REFORM, RECOVERY AND ENFORCEMENT ACT OF 1989 OR ANY PROVISION OF THIS AGREEMENT, THE LOCAL LAW OF THE STATE OF TEXAS SHALL BE DEEMED REFLECTIVE OF FEDERAL LAW. BETWEEN PURCHASER AND SELLER REGARDING THE PURCHASE OF THE LOANS.

DATED:                       , 19     .
      -----------------------    -----


                                 PURCHASER:

                                 By:
                                    ---------------------------------

                                 Title:
                                       ------------------------------

                                 Date:
                                      -------------------------------


                                 SELLER:

                                 By:
                                    ---------------------------------

                                 Title:
                                       ------------------------------

                                 Date:
                                      -------------------------------

STATE OF ALABAMA            )
                            )
COUNTY OF ________________  )


          This instrument was acknowledged before me on the _______ day of _______________, 19____, by ______________________________, of
______________________________, on behalf of __________________________________.



                                 ------------------------------------
                                 Notary Public



STATE OF ALABAMA            )
                            )
COUNTY OF ________________  )


          This instrument was acknowledged before me on the _____ day of ________________, 19____, by ________________________ of
___________________________, on behalf of ___________________________________.


                                 ------------------------------------
                                 Notary Public

                                   EXHIBIT B
                                   ---------

                              FORM OF ENDORSEMENT



     Pay to the Order of ___________________________, Without Recourse, Representation or Warranty, of any Type, Kind or Nature, Express, Implied or Created at Law.



                                    By:
                                       ---------------------------------


                                    ------------------------------------

                                   EXHIBIT C
                                   ---------

                          FORM OF LOST NOTE AFFIDAVIT

     BEFORE ME, the undersigned notary, personally appeared, who being duly cautioned and sworn deposes and sayeth as follows:

     1.   That he is the Attorney-in-Fact for Collateral Investment Corp.
("CIC").

     2. At the time of transfer to New South Federal Savings Bank ("New South"), CIC was the owner of an interest in that certain loan or obligation evidenced by the Note identified as follows:

          Loan Number:
                                    -----------------------------
          Date of Note:
                                    -----------------------------
          Maker:
                                    -----------------------------
          Original Principal Amount:
                                    -----------------------------
          Date of Mortgage:
                                    -----------------------------
          Recording Information:    Vol. ______, Page ______,
                                    Clerk File No. _______,
                                    Deed of Trust Records of _________ County,
                                    Texas

     3. That the original Note evidencing the loan was duly executed and delivered by the marker(s) thereof, but has been lost or misplaced, the obligation it represents has not been paid, canceled, or forgiven, and the Note has not been assigned, transferred, pledged or hypothecated.

     4. That CIC has heretofore assigned to New South all of its right, title and interest in the Note, and CIC will not assert or claim any interest in the Note adverse to New South, its assignees or transferees.

     FURTHER AFFIANT SAYETH NOT.


STATE OF ALABAMA         )
COUNTY OF __________     )

     The foregoing affidavit was sworn and subscribed before me on the ______ day of December, 1997, by David W. Whitehurst, Attorney-in-Fact for CIC.


                                    -----------------------------
                                    Notary Public

                                   EXHIBIT D
                                   ---------




                                                                                        ACCRUED
                                      INVESTOR                                          INTEREST
 LOAN                PRINCIPAL        PRINCIPAL        DUE        %         NET           THRU      PER
NUMBER                BALANCE          BALANCE        DATE      OWNED      YIELD        11/24/97    DIEM
------                -------          -------        ----      -----      -----        --------    ----
30218004            $  152,793.30    $152,472.43   12/01/1997    99.79%     9.75%     $    991.07  $41.29
30218024            $  118,421.33    $117,817.38   12/01/1997    99.49%     9.50%     $    746.18  $31.09
30218025            $  380,300.08    $268,111.56   12/01/1997    70.50%    9.375%     $  1,675.70  $69.82
30218026            $  334,810.30    $246,252.98   12/01/1997    73.55%     9.29%     $  1,525.13  $63.55
30218027            $  208,521.11    $205,768.63   12/01/1997    98.68%    11.75%     $  1,611.85  $67.16

                    $1,194,846.12    $990,422.98                                      $  6,549.93

Total Safemate outstanding principal balance as of 11/24/97                           $990,422.98
Accrued Interest due 11/24/97                                                         $  6,549.93

TOTAL PAYOFF                                                                          $996,972.90